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                                                                   Exhibit 10.29

    SCHEDULE TO FORM OF NHP FIRST SERIES WORKING CAPITAL ASSURANCE AGREEMENT
        FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

------------------------------ ---------------------- --------------------- --------------------------- ---------------------------
                               Lessor                 Lessee                State of Property           Manager
------------------------------ ---------------------- --------------------- --------------------------- ---------------------------
Akron, OH                      Nationwide Health      Elder Care            Ohio                        Balanced Care at Akron,
                               Properties, Inc.       Operators of Akron,                               Inc.
                                                      LLC
------------------------------ ---------------------- --------------------- --------------------------- ---------------------------
Hilliard, OH                   Nationwide Health      Elder Care            Ohio                        Balanced Care at
                               Properties, Inc.       Operators of                                      Hilliard, Inc.
                                                      Hilliard, LLC
------------------------------ ---------------------- --------------------- --------------------------- ---------------------------
Lakemont Farms, PA             MLD Delaware Trust     Elder Care            Pennsylvania                Balanced Care at Lakemont
                                                      Operators of                                      Farms, Inc.
                                                      Lakemont Farms, LLC
------------------------------ ---------------------- --------------------- --------------------------- ---------------------------
York, PA                       MLD Delaware Trust     Elder Care            Pennsylvania                Balanced Care at York,
                                                      Operators of York,                                Inc.
                                                      LLC
------------------------------ ---------------------- --------------------- --------------------------- ---------------------------
Bristol, TN                    Nationwide Health      Elder Care            Tennessee                   Balanced Care at Bristol,
                               Properties, Inc.       Operators of                                      Inc.
                                                      Bristol, LLC
------------------------------ ---------------------- --------------------- --------------------------- ---------------------------
Murfreesboro, TN               Nationwide Health      Elder Care            Tennessee                   Balanced Care at
                               Properties, Inc.       Operators of                                      Murfreesboro, Inc.
                                                      Murfreesboro, LLC
------------------------------ ---------------------- --------------------- --------------------------- ---------------------------